                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 10, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Tennessee                       O-23290                  62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Consummation of AmeriSuites Hotels Acquisition

         On December 10, 1997, Equity Inns Partnership, L.P. (the "Partnership"), a Tennessee limited partnership of which a wholly-owned subsidiary of Equity Inns, Inc. (the "Company") serves as the sole general partner and currently owns an approximate 94.9% general partnership interest, completed the acquisition of ten AmeriSuite brand all-suites hotels (the "AmeriSuite Hotels"), with an aggregate of 1,239 rooms in six states, from Prime Hospitality Corp., a publicly traded hotel corporation ("Prime"). The aggregate purchase price for the AmeriSuites Hotels was $86,966,000, including the issuance of 572,847 units of limited partnership interest ("Units") in the Partnership to Prime, valued at their time of issuance at $8,696,000. The Company funded the purchase of the AmeriSuites Hotels through a combination of the net proceeds of the Company's recently completed fourth follow-on offering of its Common Stock, the above-mentioned issuance of Units, and borrowings under the Company's $250 million unsecured line of credit.

         The AmeriSuites Hotels are located in Flagstaff, Arizona (118 rooms); Jacksonville, Florida (112 rooms); Miami, Florida (126 rooms); Tampa, Florida (126 rooms); Indianapolis (Keystone), Indiana (126 rooms); Kansas City (Overland
Park), Kansas (126 rooms); Cincinnati (Blue Ash), Ohio (127 rooms); Cincinnati (Forest Park), Ohio (126 rooms); Columbus, Ohio (126 rooms); and Richmond, Virginia (126 rooms). The AmeriSuites Hotels are leased to Caldwell Holding Corp., a subsidiary of Prime, pursuant to percentage leases providing for rent payments equal to the greater of (i) fixed base rent ("Base Rent") or (ii) percentage rent based in part on the revenues of the Hotels ("Percentage Rent"). Base Rent and the revenue threshold amounts for Percentage Rent generally adjust annually based on changes in the U.S. Consumer Price Index.

         The following sets forth (i) the annual Base Rent and (ii) the annual Percentage Rent formula for each AmeriSuites Hotel:

                                          Annual          Annual Percentage
         Hotel                           Base Rent           Rent Formula
         -----                           ---------     -------------------------

         Flagstaff, Arizona               $604,797     35.7% of room revenue up
                                                       to $1,429,598, plus 71.3%
                                                       of room revenue in excess
                                                       of $1,429,598

         Jacksonville, Florida            $668,102     38% of room revenue up
                                                       to $1,440,612, plus 76%
                                                       of room revenue in excess
                                                       of $1,440,612

         Miami, Florida                 $1,121,317     38% of room revenue up
                                                       to $1,541,385, plus 76%
                                                       of room revenue in excess
                                                       of $1,541,385

         Tampa, Florida                 $1,094,602     38% of room revenue up
                                                       to $1,554,487, plus 76.1%
                                                       of room revenue in excess
                                                       of $1,554,487

                                          Annual          Annual Percentage
         Hotel                           Base Rent           Rent Formula
         -----                           ---------     -------------------------

         Indianapolis (Keystone),         $772,646     37.6% of room revenue up
           Indiana                                     to $1,569,772, plus 75.1%
                                                       of room revenue in excess
                                                       of $1,569,772

         Kansas City (Overland            $984,020     37.2% of room revenue up
           Park), Kansas                               to $1,715,252, plus 74.4%
                                                       of room revenue in excess
                                                       of $1,715,252

         Cincinnati (Blue Ash),           $783,325     36.5% of room revenue up
           Ohio                                        to $1,511,842, plus 72.9%
                                                       of room revenue in excess
                                                       of $1,511,842

         Cincinnati (Forest Park),        $696,473     35.9% of room revenue up
           Ohio                                        to $1,576,564, plus 71.8%
                                                       of room revenue in excess
                                                       of $1,576,564

         Columbus, Ohio                   $887,176     37.2% of room revenue up
                                                       to $1,762,402, plus 74.4%
                                                       of room revenue in excess
                                                       of $1,762,402

         Richmond, Virginia             $1,131,097     38% of room revenue up
                                                       to $1,678,389, plus 76.1%
                                                       of room revenue in excess
                                                       of $1,678,389

         As a part of the Company's agreement with Prime, Prime has granted the Company, for each of the three years following the closing of the acquisition of the AmeriSuites Hotels, (i) a right of first offer to purchase all portfolios of five or more AmeriSuites hotels that Prime decides to sell (provided, however, that Prime need not offer more than 20 hotels per each year of such three-year period) and (b) a commitment to offer to sell to the Company not less than five AmeriSuites hotels during each year of such three-year period.

         Pursuant to Rule 3-05 of Regulation S-X, no financial statements are required to be filed in connection with this Current Report on Form 8-K.


ITEM 7.           EXHIBITS.

     (a) Financial Statements. No financial statements are required to be filed hereto, pursuant to Rule 3-05 of Regulation S-X.

     (c) Exhibits. The following exhibits required by Item 601 of Regulation
         S-K are listed below:

10.1     Amended and Restated Purchase and Sale Agreement between Prime
         Hospitality Corp. and Equity Inns Partnership, L.P. dated December 2,
         1997.

10.2     Second Purchase and Sale Agreement between Prime Hospitality Corp. and
         Equity Inns Partnership, L.P. dated December 2, 1997.

10.3     Third Purchase and Sale Agreement between Prime Hospitality Corp. and
         Equity Inns Partnership, L.P. dated December 2, 1997.

10.4     Fourth Purchase and Sale Agreement between Prime Hospitality Corp. and
         Equity Inns Partnership, L.P. dated December 2, 1997.

10.5     Form of Percentage Lease Agreement between Equity Inns Partnership,
         L.P. as lessor and Caldwell Holding Corp. as Lessee.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         EQUITY INNS, INC.
                                         (Registrant)


Date:  December 19, 1997                 By:   /s/ Howard A. Silver
------------------------                 --------------------------
                                         Howard A. Silver, Executive Vice
                                         President, Secretary, Treasurer and
                                         Chief Financial Officer

                                    EXHIBITS

 Item
Number   Description
------   -----------


10.1     Amended and Restated Purchase and Sale Agreement between Prime
         Hospitality Corp. and Equity Inns Partnership, L.P. dated December 2,
         1997.

10.2     Second Purchase and Sale Agreement between Prime Hospitality Corp. and
         Equity Inns Partnership, L.P. dated December 2, 1997.

10.3     Third Purchase and Sale Agreement between Prime Hospitality Corp. and
         Equity Inns Partnership, L.P. dated December 2, 1997.

10.4     Fourth Purchase and Sale Agreement between Prime Hospitality Corp. and
         Equity Inns Partnership, L.P. dated December 2, 1997.

10.5     Form of Percentage Lease Agreement between Equity Inns Partnership,
         L.P. as lessor and Caldwell Holding Corp. as Lessee.
